American Century Investments®
Quarterly Portfolio Holdings
American Century® Mid Cap Growth Impact ETF (MID)
November 30, 2025

Mid Cap Growth Impact ETF - Schedule of Investments
NOVEMBER 30, 2025 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.5%
Aerospace and Defense — 1.3%
Axon Enterprise, Inc.(1)	2,187	1,181,286
Banks — 1.0%
NU Holdings Ltd., Class A(1)	51,640	898,020
Biotechnology — 6.5%
Alnylam Pharmaceuticals, Inc.(1)	2,949	1,330,677
Argenx SE, ADR(1)	1,809	1,649,772
Natera, Inc.(1)	11,998	2,865,242
		5,845,691
Building Products — 4.8%
Johnson Controls International PLC	37,295	4,337,781
Capital Markets — 5.5%
MSCI, Inc.	5,137	2,895,830
TPG, Inc.	35,374	2,089,896
		4,985,726
Chemicals — 1.9%
Element Solutions, Inc.	67,844	1,758,516
Commercial Services and Supplies — 2.6%
Republic Services, Inc.	11,046	2,397,645
Consumer Staples Distribution & Retail — 1.6%
Sprouts Farmers Market, Inc.(1)	16,832	1,410,690
Distributors — 2.7%
Pool Corp.	9,996	2,435,026
Diversified Consumer Services — 1.5%
Bright Horizons Family Solutions, Inc.(1)	11,103	1,140,944
Duolingo, Inc.(1)	1,167	223,376
		1,364,320
Electrical Equipment — 4.7%
Hubbell, Inc.	5,259	2,268,891
Vertiv Holdings Co., Class A	11,158	2,005,427
		4,274,318
Financial Services — 2.0%
Affirm Holdings, Inc.(1)	12,716	902,200
Toast, Inc., Class A(1)	27,668	945,969
		1,848,169
Health Care Equipment and Supplies — 7.8%
Dexcom, Inc.(1)	31,900	2,024,693
GE HealthCare Technologies, Inc.	28,568	2,285,154
IDEXX Laboratories, Inc.(1)	1,713	1,289,684
Insulet Corp.(1)	4,474	1,463,848
		7,063,379
Hotels, Restaurants and Leisure — 0.7%
Chipotle Mexican Grill, Inc.(1)	19,534	674,314
Household Durables — 4.4%
TopBuild Corp.(1)	8,844	4,001,910
Independent Power and Renewable Electricity Producers — 4.7%
Vistra Corp.	23,895	4,273,860
IT Services — 6.1%
Cloudflare, Inc., Class A(1)	27,827	5,571,244

Life Sciences Tools and Services — 8.4%
Bio-Techne Corp.	45,115	2,910,369
IQVIA Holdings, Inc.(1)	9,521	2,189,925
West Pharmaceutical Services, Inc.	9,046	2,508,003
		7,608,297
Oil, Gas and Consumable Fuels — 3.2%
Targa Resources Corp.	16,373	2,870,351
Professional Services — 2.1%
Equifax, Inc.	9,131	1,939,150
Semiconductors and Semiconductor Equipment — 4.6%
Monolithic Power Systems, Inc.	4,467	4,146,135
Software — 8.1%
Cadence Design Systems, Inc.(1)	11,886	3,706,530
Zscaler, Inc.(1)	14,354	3,610,031
		7,316,561
Specialty Retail — 6.6%
Carvana Co.(1)	6,378	2,388,561
Tractor Supply Co.	65,689	3,598,443
		5,987,004
Textiles, Apparel and Luxury Goods — 3.2%
On Holding AG, Class A(1)	65,499	2,881,301
Trading Companies and Distributors — 3.5%
WESCO International, Inc.	11,987	3,205,444
TOTAL COMMON STOCKS (Cost $73,701,815)		90,276,138
SHORT-TERM INVESTMENTS — 0.5%
Money Market Funds — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $422,549)	422,549	422,549
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $74,124,364)		90,698,687
OTHER ASSETS AND LIABILITIES — 0.0%		2,679
TOTAL NET ASSETS — 100.0%		$90,701,366

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.